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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, File Nos. 33-92438, 333-85452, 333-38557, 333-42279
and 333-71623.

                                                        /s/ Arthur Andersen LLP


                                                        Seattle, Washington,
                                                        March 22, 1999